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Exhibit 10.4

Requirements of

Continental Stock Transfer & Trust Company

As Transfer Agent and Registrar

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Confidential treatment requested by the registrant for its submission of this draft registration statement

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Requirements of

Continental Stock Transfer & Trust Company as Transfer Agent and Registrar

1.	Agreement and Certified Copy of Board Resolution for our Appointment as Transfer Agent and Registrar.

2.	Charter or Certificate of Incorporation and any Amendments thereto certified by the proper official of the State of Incorporation, under original seal, or with evidence of their filing.

3.	By-Laws and any amendments thereto certified by the Corporate Secretary.

4.	Corporate Information including Authorized Signatories and Specimen Signatures (forms enclosed).

5.	Form W-9, Request for Taxpayer Identification Number and Certification, signed by an authorized officer of the entity.

6.	Supply of stock certificates signed by proper officers of the Corporation, if applicable.

NOTE: PROOFS OF THE CERTIFICATES MUST BE SUBMITTED TO AND APPROVED BY US BEFORE PRINTING.

7.	Opinion of Counsel for the Corporation advising as to:

(a)	the proper organization of the Corporation;

(b)	the legality of the issuance of its presently issued Capital Stock and Capital Stock being issued in connection with a public offering;

(c)

the full compliance as to the aforementioned Capital Stock with the Federal Securities Act of 1933, as amended, or the reason and statutory reference under which exemption is claimed if registration under said Act is not necessary; and

(d)	advice as to the details of any and all reserves of Capital Stock.

8.	If any of the certificates of stock for which the Transfer Agent and Registrar will act are issued and outstanding prior to our appointment:

(a)	a certified list of all stockholders showing their names, addresses, number of shares and certificate numbers held, certified by the Corporate Secretary under the Corporate seal;

(b)

a letter signed by the Corporate Secretary listing all stock certificates against which stop transfer orders are in force, together with the nature and reason for such stop orders or, if no such stop orders are in force, a statement to that effect; and

(c)	letter signed by the Corporate Secretary giving the numbers of any unused stock certificates and advising that such certificates have been destroyed or cancelled.

Initial Public Offering clients: please provide a letter of instruction, signed by two corporate officers, authorizing and directing the Transfer Agent and Registrar to issue securities in accordance with the underwriter’s instructions or the Company’s instructions, as the case may be.

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ETH-149

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Certificate of Secretary, continued

TRANSFER AGENCY AND REGISTRAR SERVICES AGREEMENT

This Transfer Agency and Registrar Services Agreement (this “Agreement”), dated as of December 12, 2017 is between the Ethereum Investment Trust (the “Trust”), a Delaware statutory trust, and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (“CST”).

1. Appointment as Transfer Agent. The Trust hereby appoints CST to act as sole transfer agent and registrar for the shares of the Trust and for any such other securities as set forth in Exhibit A hereto (which the Trust shall update as necessary to keep complete and accurate) and as the Trust may request in writing (the “Shares”) in accordance with the terms and conditions hereof, and CST hereby accepts such appointment. In connection with the appointment of CST as transfer agent and registrar for the Trust, the Trust shall provide CST: (a) Specimens of all forms of outstanding stock certificates, in the forms approved by the Trust’s sponsor, Grayscale Investments, LLC (the “Sponsor”), with a certificate of the secretary of the Sponsor as to such approval; (b) Specimens of the signatures of the officers of the Sponsor authorized to sign stock certificates and specimens of the signatures of the individuals authorized to sign written instructions and requests; (c) A copy of the declaration of trust and trust agreement of the Trust and, on a continuing basis, copies of all material amendments to such declaration of trust and trust agreement made after the date of this Agreement (such amendments to be provided promptly after such amendments are made); and (d) A sufficient supply of blank certificates signed by (or bearing the facsimile signature of) the officers of the Sponsor authorized to sign stock certificates on behalf of the Trust and bearing the Trust’s corporate seal (if required). CST may use certificates bearing the signature of a person who at the time of use is no longer an officer of the Sponsor. Whenever the terms “shares” or stock “certificates” are used herein they shall include physical stock certificates as well book entry and/or DRS positions.

2. Additional Services. CST may provide further services to, or on behalf of, the Trust as may be agreed upon between the Trust and CST. Should CST so elect, CST shall be entitled to provide services to reunify shareholders with their assets, provided the Trust incurs no additional charge for such services. Furthermore, CST shall provide information agent and proxy solicitation services to the Trust on terms to be mutually agreed upon by the parties hereto. This agreement shall include CST’s additional authority as successor Exchange Agent on pre-existing exchanges and as Exchange Agent, Paying Agent or Dividend Disbursing Agent on any additional shares of said class or additional classes of stock which may hereafter be authorized by the Trust. If CST is designated as Exchange Agent or Paying Agent in connection with a corporate action, CST’s authority will continue thereafter for escheatment and/or merger cleanup services for such transactions.

3. Trust Representations and Warranties.

a. The Trust represents and warrants to CST that: (i) it is a statutory trust duly organized and validly existing and in good standing under the laws of the state of its formation; (ii) it is empowered under applicable laws and governing instruments to enter into and perform this Agreement; and (iii) all corporate proceedings required by such governing instruments and applicable law have been taken to authorize it to enter into and perform this Agreement.

b. All shares to be issued during the term of this appointment shall be duly authorized, validly issued, fully paid and non-assessable. Any shares not registered under the Securities Act of 1933 and the Securities Exchange Act of 1934 shall be issued or transferred in a transaction or series of transactions exempt from the registration provisions of the relevant law, and in each such issuance or transfer, the Trust be so advised by its legal counsel’s opinion and all shares issued or to be issued bear or shall bear all appropriate legends.

c. The Trust shall promptly advise CST in writing of any change in the capital structure of the Trust, and the Trust shall promptly provide CST with shareholder consent authorizing any recapitalization of the Shares or change in the number of issued or authorized Shares.

d. When certificates of the Trust’s stock shall be presented to it for transfer and registration, CST is hereby authorized to refuse to transfer and register the same until it is satisfied that the requested transfer is legally in order; and that the Trust, shall indemnify and hold harmless CST, and CST shall incur no liability for the refusal, in good faith, to make transfers which it, in its judgment, deems improper or unauthorized. CST may rely upon the Uniform Commercial Code and

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Certificate of Secretary, continued

generally accepted industry practice in effecting transfers, or delaying or refusing to effect transfers. If, on a transfer of a restricted item, the Trust’s counsel fails to issue an opinion or to provide adequate reasons therefore within ten business days of a request to do so, CST is authorized, but not required, to process such transfer upon receipt of an appropriate opinion of presenter’s counsel.

4. CST’s Reliance.

a. CST may act and rely on, and shall incur no liability and shall be fully indemnified by the Trust from any liability whatsoever in acting in accordance with, written or oral instructions received from any person it believes in good faith to be an officer, authorized agent or employee of the Trust, unless prior thereto (i) the Trust shall have advised CST in writing that it is entitled to act and rely only on written instructions of designated officers of the Sponsor; (ii) it furnishes CST with an appropriate incumbency certificate for such officers and their signatures; and (iii) the Trust thereafter keeps such designation current with an annual (or more frequent, if required) re-filing. CST may also act and rely on advice, opinions or instructions received from the Trust’s legal counsel. CST may, in any event, act and rely without liability on advice received from its legal counsel.

b. CST may act and rely on, and shall incur no liability and shall be fully indemnified by the Trust from any liability whatsoever in acting in accordance with: (i) any writing or other instruction believed by it in good faith to have been furnished by or on behalf of the Trust or a holder of one or more Shares (a “Shareholder”), including, but not limited to, any certificate, instrument, opinion, notice, letter, stock power, affidavit or other document or security; (ii) on any statement of fact contained in any such writing or instruction which CST in good faith does not believe to be inaccurate; (iii) on the apparent authority of any person to act on behalf of the Trust or a Shareholder as having actual authority to the extent of such apparent authority; (iv) on the authenticity and genuineness of any signature (manual or facsimile) appearing on any writing, including, but not limited to, any certificate, instrument, opinion, notice, letter, stock power, affidavit or other document or security; and (v) on the conformity to original of any copy. CST shall further be entitled to rely on any information, records and documents provided to CST by a former transfer agent or former registrar on behalf of the Trust. CST is authorized by the Trust to respond to subpoenas and/or document requests from the SEC without further authorization, and may bill the Trust for reasonable compliance costs.

c. When CST deems it expedient, it may apply to the Trust, or the counsel for the Trust, or to its own counsel for instructions and advice, that the Trust will promptly furnish or will cause its counsel to furnish such instructions and advice, and, for any action taken in accordance with such instructions or advice, or in case such instructions and advice shall not be promptly furnished as required by this resolution, the Trust will indemnify and hold harmless CST from any and all liability, including attorney fees and court costs. CST may, at its discretion, but shall have no duty to prosecute or defend any action or suit arising out of authorizations hereby granted unless the Trust shall, when requested, furnish it with funds or the equivalent to defray the costs of such prosecution or defense. CST may, without liability to CST, refuse to perform any act in connection with this Agreement when, in good faith reliance on opinion of its counsel, it believes such act may subject it to civil or criminal liability under any statute or law of any state or of the United States and, in particular, under the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended.

5. Compensation. CST shall be entitled to reasonable compensation for all services rendered (in accordance with the Fee Agreement) and shall be reimbursed for all expenses incurred, including without limitation legal costs and costs of responding to subpoenas and SEC requests related to the Trust’s records (regardless of whether CST is still an Agent for the Trust) in connection with its acting as Agent. In the event that the scope of services to be provided by CST is increased substantially, the parties shall negotiate in good faith to determine reasonable compensation for such additional services. In the event that the Trust, without terminating this Agreement in its entirety, retains a third-party to provide services already provided hereunder, the Trust shall pay to CST a reasonable fee to compensate CST for costs associated with interfacing with such third-party as mutually agreed upon by the Trust and CST. On termination of its services as Agent, CST shall be entitled to reasonable additional compensation for the service of preparing records for delivery to the successor agent or to the Trust, and for forwarding and maintaining records with respect to certificates received after such termination.

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Certificate of Secretary, continued

6. Performance of Services. In the event that the Trust commits any breach of its material obligations to CST, including non-payment of any amount owing to CST, and such breach remains uncured for more than forty-five (45) days, CST shall have the right to terminate or suspend its services upon notice to the Trust. During such time as CST may suspend its services, CST shall have no obligation to act as transfer agent and/or registrar on behalf of the Trust, shall have no duties to act in such capacity and shall have a lien on the Trust’s records until it receives payment in full. Such suspension shall not affect CST’s rights under this Agreement. On termination of the appointment of CST for any reason, CST will perform its services in assisting with the transfer of records in a diligent and professional manner.

7. CST as Distributor of Funds. All funds received by CST for distribution on behalf of the Trust will be deposited by CST in a segregated bank account.

8. Lost Certificates. CST shall be authorized to issue replacement certificates for stock certificates claimed by a Shareholder to have been lost, stolen or mutilated upon receipt of an affidavit of the Shareholder to such effect and receipt of payment from the Shareholder of a premium for CST’s services and an indemnity bond purchased through CST or, at the option of the Shareholder, any surety company reasonably acceptable to CST.

9. Overissuance. If CST receives a stock certificate not reflected in its records, CST will research records, if any, delivered to it upon its appointment as transfer agent from a prior transfer agent (or from the Trust). If such records do not exist or if such certificate cannot be reconciled with such records, then CST will notify the Trust. If neither the Trust nor CST is able to reconcile such certificate with any records (so that the transfer of such certificate on the records maintained by CST would create an overissue), the Trust shall within sixty (60) days either: (i) increase the number of its issued Shares, or (ii) acquire and cancel a sufficient number of issued Shares to correct the overissue.

10. Confidentiality. CST acknowledges that it will acquire information and data from the Trust, and such information and data are confidential and proprietary information of the Trust (collectively, “Confidential Information”). Confidential Information may include, but shall not be limited to, information related to clients, business plans, shareholders, business processes, and other related data, all in any form whether electronic or otherwise, that CST acquires in connection with this Agreement. Confidential Information will not include, however, any information that (i) was in the possession of CST at the commencement of the services contemplated under this Agreement, (ii) became part of the public domain through no fault of CST or (iii) became rightfully known to CST or its affiliates through a third party with no obligation of confidentiality to the Trust, or (iv) is independently developed by CST. CST agrees not to disclose the Confidential Information to others (except as required by law or permitted by CST’s privacy policy then in effect) or use it in any way, commercially or otherwise, except in performing services hereunder, and shall not allow any unauthorized person access to the Confidential Information. CST further agrees to exercise at least the same degree of care as it uses with regard to its own confidential information, but in no event less than reasonable degree of care, in protecting the Confidential Information.

11. Limitations on CST’s Responsibilities. CST shall not be responsible for the validity of the issuance, presentation or transfer of stock, the genuineness of endorsements, the authority of presenters, or the collection or payment of charges or taxes incident to the issuance or transfer of stock. CST may, however, delay or decline an issuance or transfer if it deems it to be in its or the Trust’s best interests to receive evidence or assurance of such validity, authority, collection or payment. CST shall not be responsible for any discrepancies in its records or between its records and those of the Trust, if it is a successor transfer agent or successor registrar, caused by or arising from a difference or error in predecessor records. CST shall not be deemed to have notice of, or be required to inquire regarding, any provision of the Trust’s declaration of trust and trust agreement, any court or administrative order, or any other document, unless it is specifically advised of such in a writing from the Trust, which writing shall set forth the manner in which it affects the Shares. In no event shall CST be responsible for any transfer or issuance not effected by it.

12. Limitations on CST’s Liability. In no event shall CST have any liability for any incidental, special, statutory, indirect or consequential damages, or for any loss of profits, revenue, data or cost of cover. CST’s liability arising out of or in connection with its acting as Agent for the Trust shall not exceed the aggregate amount of all fees (excluding expenses) paid under this Agreement in the twelve (12) month period immediately preceding the date of the first event giving rise to liability.

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13. Indemnities. From and at all times after the date of this Agreement, the Trust covenants and agrees to defend, indemnify, reimburse and hold harmless CST and its officers, directors, employees, affiliates and agents (each, an “Indemnified Party”) against any actions, claims, losses, liability or reasonable expenses (including legal and other fees and expenses) incurred by or asserted against any Indemnified Party, including by the Trust, arising out of or in connection with entering into this Agreement, the performance of CST’s duties thereunder, or the enforcement of the indemnity hereunder, except for such losses, liabilities or expenses incurred as a result of an Indemnified Party’s gross negligence, bad faith or willful misconduct. The Trust shall not be liable under this indemnity with respect to any claim against an Indemnified Party unless the Trust is notified of the written assertion of such a claim, or of any action commenced against an Indemnified Party, promptly after CST shall have received any such written information as to the nature and basis of the claim; provided, however, that failure by CST to provide such notice shall not relieve the Trust of any liability hereunder if no prejudice occurs. All provisions regarding indemnification, liability and limits thereon shall survive the termination of this Agreement.

14. Force Majeure. CST is not liable for failure or delay in the performance of its obligations under this Agreement if such failure or delay is due to causes beyond its reasonable control, including but not limited to Acts of God (including fire, flood, earthquake, storm, hurricane or other natural disaster), war, invasion, act of foreign enemies, hostilities (regardless of whether war is declared), civil war, rebellion, revolution, insurrection, military or usurped power or confiscation, terrorist activities, cyber-attack, nationalization, government sanction, blockage, embargo, labor dispute, strike, lockout or interruption or failure of electricity or telephone service or any other force majeure event. The Trust is not entitled to terminate this Agreement under Section 6 (Performance of Services) in such circumstances.

15. No Third Party. This Agreement, when executed by the Trust, shall constitute the full agreement between it and CST and shall not be amended or modified except in writing signed by both parties. CST shall act solely as agent for the Trust under this Agreement and owes no duties hereunder to any other person or entity. CST undertakes to perform the duties and only the duties that are specifically set forth herein, and no implied covenants or obligations should be read into this Agreement against it. No rights shall be granted to any other person by virtue of this Agreement, and there are no third party beneficiaries of this Agreement.

16. Governing Law. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of New York, without giving effect to the conflict of laws principles thereof.

17. Jurisdiction and Venue. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement or services provided hereunder, the parties hereto agree that the United States District Court for the Southern District of New York shall have the sole and exclusive jurisdiction over any such proceeding. If such court lacks federal subject matter jurisdiction, the parties hereto agree that the Supreme Court of the State of New York within New York County shall have sole and exclusive jurisdiction. Any final judgment shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service of process by mail to vest personal jurisdiction over them in any of these courts. Each party hereto irrevocably and unconditionally waives any right to a trial by jury.

18. Assignment. CST may assign this Agreement or any rights granted thereunder, in whole or in part, either to affiliates, another division, subsidiaries or in connection with its reorganization or to successors of all or a majority of CST’s assets or business without the prior written consent of the Trust.

19. Term: The initial term of this Agreement shall be three (3) years from the date hereof and the appointment shall automatically be renewed for further three (3) year successive terms with the same transaction provisions without further action of the parties, unless written notice is provided by either party at least ninety (90) days prior to the end of the initial or any subsequent three (3) year period. The term of this appointment shall be governed in accordance with this paragraph, notwithstanding the cessation of active trading in the capital stock of the Trust or discontinuance of services for non-payment.

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Certificate of Secretary, continued

20. Trust Information. The Sponsor shall provide such certified documents, opinions of counsel, certificates, specimen signatures of officers and information as CST may require in connection with its duties hereunder, and immediately upon any change therein which might affect CST in its duties, to give CST written notice and to furnish such additional certified documents, certificates, specimen signatures of officers and information as CST may require, it being understood and agreed that CST shall be fully protected and held harmless for the failure of the Sponsor to give proper and sufficient notice of any such change.

21. DTCC Fast Program. At any time that the Trust shall elect to have its shares traded and processed in the DTCC FAST electronic program, it shall do so upon approval of its Sponsor, which shall agree to adhere to DTCC’s Balance Certificate Agreement (incorporated by reference herein) as it shall be amended from time to time.

22. Notices. The address of the Sponsor to which notices may be sent is 636 Avenue of the Americas, 3rd Floor, New York, New York 10011. The address of CST to which notices may be sent is Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, New York, NY 10004 attention: Account Administration.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:	/s/ Kevin Jennings
Its:	Vice President
Date:	12/12/2017

ETHEREUM INVESTMENT TRUST

By: Grayscale Investments, LLC, as Sponsor of the Ethereum Investment Trust

/s/ Barry Silbert
By:	Barry Silbert
Its:	CEO
Date:	12/12/2017

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Certificate of Secretary, continued

Certificate of Officer

I, ___________________________________, Officer of Grayscale Investments, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware, (the “Sponsor”) do hereby certify on behalf of the Ethereum Investment Trust (the “Trust”):

A.	That, accompanying this Certificate are:

1.

A copy of the Declaration of Trust of the Trust, with all amendments to date, duly certified under official seal by the state officer having custody of the original thereof or with evidence of their filing;

2.	A Corporate Information Form; and

3.	An opinion by counsel for the Trust covering the validity of the outstanding shares and their exemption from registration under the Securities Act of 1933, as amended.

B.	That the total authorized shares of the Trust is unlimited. There is now issued no shares of stock.

IN WITNESS WHEREOF, I have hereunto set my hand, this ________________________________, 2017.

Officer Agreed to and Accepted: Continental Stock Transfer & Trust Company

By
Title

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Corporate Information

Corporate Information
Federal ID/EIN	Principal Name
Company	Title
Address	Telephone
Fax
Telephone	Email Address
Website

Accounting (Please note our invoices are delivered electronically)
Contact	Contact (if different)
Name	Name
Title	Title
Address	Address
Telephone	Telephone
Facsimile	Fax
Email	Email

SEC Counsel (for opinions)
Firm	Contact
Address	Telephone
Fax
Email Address

Company’s General Counsel (if applicable)
Firm	Contact
Address	Telephone
Fax
Email Address

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List of Officers and Directors Authorized to Provide

Instructions Relating to Issuances of Shares and Corporate Actions

on Behalf of:

OFFICERS and DIRECTOR SIGNATORIES:

Name	Title	Signature

BOARD of DIRECTORS:

Name	Title

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Confidential and Proprietary Information